GB Property Funding Corp.


               Reconciliation and tie between Trust Indenture Act

                   of 1939 and Indenture, dated as of ________

 TIA                                                        INDENTURE
SECTION                                                      SECTION
-------                                                    -------------

310(a)(1).....................................................607
     (a)(2)...................................................607
     (a)(3)...................................................N.A.
     (a)(4)...................................................N.A.
     (a)(5)...................................................607
     (b)......................................................604, 608
     (c)......................................................N.A.
311  604
312  701

313  601, 702

314(a)........................................................703, 1008
     (b)......................................................1401(d)
     (c)(1)...................................................102
     (c)(2)...................................................102
     (c)(3)...................................................N.A.
     (d)......................................................1405
     (e)......................................................102
     (f)......................................................N.A.
315(a)........................................................602
     (b)......................................................601
     (c)......................................................602
     (d)......................................................602
     (e)......................................................N.A.
316(a) (last sentence)........................................101("Outstanding")
     (a)(1)(A)................................................512
     (a)(1)(B)................................................513
     (a)(2)...................................................N.A.
     (b)......................................................508
     (c)......................................................104(d)
317(a)(1).....................................................503
     (a)(2)...................................................504
     (b)......................................................1003
318(a)........................................................111
 ---------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.